UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 14, 2024

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40439	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7599 Anagram Dr., Eden Prairie, MN 55344

(Address of principal executive offices and zip code)

952-426-1383

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NMTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the annual meeting (the “Annual Meeting”) of stockholders of NeuroOne Medical Technologies Corporation (the “Company”) on March 14, 2024, stockholders (i) elected one Class I director to the Company’s Board of Directors, to serve a three-year term until the 2027 annual meeting of stockholders, (ii) ratified the appointment of Baker Tilly U.S., LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024, (iii) approved the Company’s named executive officers’ compensation in an advisory vote, and (iv) approved, on an advisory basis, to conduct an advisory vote on the frequency of future advisory votes on executive compensation every three years. Proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 29, 2024.

A total of 15,782,424 shares of the Company’s common stock were present at the meeting in person or by proxy, which represents approximately 60.89% of the shares of common stock outstanding as of the record date for the Annual Meeting.

The results of the voting are shown below:

Proposal 1—Election of Directors

Class I Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul Buckman	5,804,908	1,363,109	8,614,407

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstain
15,736,069	36,991	9,364

Proposal 3—Approval of the Company’s Named Executive Officers’ Compensation in an Advisory Vote

Votes For	Votes Against	Votes Abstain
6,586,582	330,506	250,929

Proposal 4—Advisory Approval of the Frequency of an Advisory Vote on Named Executive Officers Compensation

One Year	Two Years	Three Years	Votes Abstain
3,060,695	144,245	3,723,836	239,241

For Proposal 4, “every three years” received the affirmative vote of the holders of a majority of the voting power of shares present, in person or represented by proxy, at the 2024 annual meeting of stockholders and entitled to vote. In light of such result, the Company’s Board of Directors has determined that the Company will implement an advisory vote on executive officer compensation every three years until the next required advisory vote on such frequency.

Item 7.01 Regulation FD Disclosure

On March 15, 2024, the Company posted an updated corporate presentation to its website at https://nmtc1.com/investors, which the Company may use from time to time in communications or conferences. A copy of the corporate presentation is attached as Exhibit 99.1 to this Current Report.

The information in this Current Report, including Exhibit 99.1 hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company’s submission of this Current Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

This Current Report and Exhibit 99.1 hereto contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the other reports of the Company filed with the Securities and Exchange Commission, including that actual events or results may differ materially from those in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Corporate Presentation, dated March 2024.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION
Dated: March 15, 2024
	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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